UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 29, 2009

ROPER INDUSTRIES, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-12273	51-0263969
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6901 Professional PKWY. East, Suite 200, Sarasota, Florida	34240
(Address of Principal Executive Offices)	(Zip code)

Registrant’s telephone number, including area code: (941) 556-2601

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On December 29, 2009, Roper Industries, Inc. (the “Company”) consummated the issuance and sale of 2,300,000 shares of its common stock, par value $0.01 per share (the “Shares”) pursuant to an underwriting agreement dated December 22, 2009 between the Company and J.P. Morgan Securities Inc. and Goldman, Sachs & Co. as underwriters.

The Shares have been offered pursuant to the Company’s Registration Statement on Form S-3 filed on July 29, 2008 (Reg. No. 333-152590), including the prospectus contained therein (the “Registration Statement”), and a related preliminary prospectus supplement dated December 21, 2009 and a final prospectus supplement dated December 22, 2009.

In connection with the sale of the Shares, the Company is filing Exhibits 5.1 and 23.1 to this Form 8-K, which exhibits are incorporated by reference into the Registration Statement.

Item 9.01.	Financial Statements and Other Exhibits.

(d)	Exhibits

Exhibit No.	Description

Exhibit 5.1	Opinion of Davis Polk & Wardwell LLP

Exhibit 23.1	Consent of Davis Polk & Wardwell LLP (included in Exhibit 5.1)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Roper Industries, Inc.

Date:	December 29, 2009	By:	/S/ DAVID B. LINER
		Name:	David B. Liner
		Title:	Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 5.1	Opinion of Davis Polk & Wardwell LLP

Exhibit 23.1	Consent of Davis Polk & Wardwell LLP (included in Exhibit 5.1)